3   Quarter 2014 Earnings Conference Call
October 16, 2014
Exhibit 99.2
*
*
*
*
*
*
*
*
*************************
*************************
*************************
*************************
*************************
*************************
*************************
*************************
*************************
*************************
*************************
*************************
rd

Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-
interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8)
competition and its effect on pricing, spending, third-party relationships and revenues; and (9) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

Third Quarter 2014 Results
Overview / 3Q 2014 vs. 2Q 2014
Operating earnings of $63.0 million or $0.21 per share, versus $0.20 per share in the prior quarter
Net interest income on a fully taxable equivalent basis of $233.3 million, 2% growth over the prior year
Net interest margin of 3.05%, down 8 basis points from 2Q 2014
Loan growth of $499 million, 8% annualized growth rate
Deposit growth of $1.2 billion, 19% annualized growth rate
- Excluding brokered deposits, deposit growth of $272 million, 5% annualized growth rate
Non-interest income of $84.0 million versus $79.5 million in 2Q 2014, excluding the gain on the merchant services joint venture
Operating expenses remain flat at $206.7 million
Efficiency ratio was 61.4% compared to 61.8% last quarter
Net charge-offs were 0.13% compared to 0.10% last quarter

Net Interest Income (Fully Taxable Equivalent)
Linked Quarter Change
(in $ millions)
232.8
233.3
3.5 1.8
(2.8)
(0.4)
(0.3) (1.3)
2Q 2014 Originated
Loans
Calendar
Day
Acquired
Loans
Borrowings Investments Deposits 3Q 2014

4 Net Interest Margin (%) Linked Quarter Change 3.13% (0.06%) (0.02%) (0.01%) (0.01%) 0.02% 3.05% 2Q 2014 New Loan Volume & Mix Borrowings Investments Deposits Calendar Day 3Q 2014

5 Loans Linked Quarter Change (in $ millions) Annualized linked quarter change 7.8% 25,455 369 228 (98) 25,954 June 30, 2014 Commercial Retail Acquired September 30, 2014

Deposits
Linked Quarter Change
(in $ millions)
Total
25,261
Commercial
(1)
Retail
(2)
Annualized linked quarter change 19.5%
24,089
17,526
18,217
6,563
7,044
481
691
June 30, 2014 Retail Commercial September 30,
2014
Notes: (1) Commercial includes Municipal deposits of $1,150MM at 06/2014 and $1,397MM at 09/2014
(2) Retail includes brokered deposits of $1,328MM at 06/2014 and $2,228MM at 09/2014

79.5
(20.6)
2.0
1.2
1.1
0.5
(0.4)
0.1
84.0
20.6
-
2Q 2014 Non-
Operating¹
Insurance Commercial
Banking
Lending
Fees
Gain on
Resi. Mtg
Loan
Sales
Bank
Service
Charges
Customer Int.
Rate Swap
Income
Other 3Q 2014
Non-Interest Income
Linked Quarter Change
(in $ millions)
Note: (1) Non-operating income represents the 2Q 2014 gain on the merchant services joint venture, net of related expenses
Total
Non-Operating
Operating
100.1
84.0

Total
Non-Operating
Operating
Non-Interest Expense
Linked Quarter Change
(in $ millions)
206.7
0.5
(0.6)
0.4 0.1
0.1
206.7
1.6
2.1
2Q 2014 Non-
Operating
Prof. &
Outside
Svcs.
Adv. &
Promotion
Comp. &
Benefits
Other 3Q 2014
208.3
208.8

9 Efficiency Ratio (%) Last Five Quarters 62.2% 62.8% 63.9% 61.8% 61.4% 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014

0.92
0.50
1.00
1.50
2.00
2.50
3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014
PBCT Peer Group - Median Top 50 Banks - Median
Last Five Quarters
Asset Quality
NPAs / Loans & REO (%)
(1)
(1) Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter

0.13
0.00
0.10
0.20
0.30
0.40
3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014
PBCT Peer Group - Median Top 50 Banks - Median
Asset Quality
Net Charge-Offs / Avg. Loans (%)
(1)
(1) Excluding acquired loan charge-offs, PBCT’s charge-off ratio was 0.12%, 0.09%, 0.09%, 0.17% and 0.16% in 3Q 2014, 2Q 2014,
1Q 2014, 4Q 2013 and 3Q 2013, respectively
Last Five Quarters
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter

Loans ($Bn)
Loans per Share

Deposits ($Bn)
Deposits per Share

People's United Financial, Inc.

Loans Deposits
Growing Future Earnings Per Share
Last Five Quarters
$86.97
$40
$45
$50
$55
$60
$65
$70
$75
$80
$85
$90
$16
$17
$18
$19
$20
$21
$22
$23
$24
$25
$26
3Q13 4Q13 1Q14 2Q14 3Q14
Loans ($BN) Loans per Share
$84.64
$40
$45
$50
$55
$60
$65
$70
$75
$80
$85
$90
$16
$17
$18
$19
$20
$21
$22
$23
$24
$25
$26
3Q13 4Q13 1Q14 2Q14 3Q14
Deposits ($BN) Deposits per Share

13 Operating ROAA (%) Last Five Quarters 0.78% 0.75% 0.69% 0.72% 0.74% 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014

14 Operating ROATE (%) Last Five Quarters 9.8% 9.8% 9.3% 9.6% 9.9% 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014

Notes:
1. Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2. Tier 1 Common represents Common Equity Tier 1 Capital (calculated in accordance with the Basel III Final Rule issued in July 2013) divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits under current capital rules for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%
Capital Ratios
Last Five Quarters
3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014
People’s United Financial
Tang. Com. Equity/Tang. Assets 8.5% 7.9% 8.0% 7.9% 7.8%
Leverage Ratio
1, 5
9.2% 8.3% 8.4% 8.3% 8.1%
Tier 1 Common ²
11.4% 10.2% 10.1% 10.0% 9.9%
Tier 1 Risk-Based Capital
3, 5
11.4% 10.2% 10.1% 10.0% 9.9%
Total Risk-Based Capital
4, 5
12.6% 11.3% 11.2% 12.5% 12.3%
People’s United Bank
Leverage Ratio
1, 5
9.5% 9.1% 9.1% 9.0% 8.8%
Tier 1 Risk-Based Capital
3, 5
11.8% 11.1% 11.0% 10.8% 10.7%
Total Risk-Based Capital
4, 5
13.2% 12.4% 12.2% 13.5% 13.3%

Est. Change in NII (%)

Est. Change in NII (%)

People's United
Financial, Inc.

Net Interest Income (NII) Sensitivity
Interest Rate Risk Profile
Notes:
(1) Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months.  Long End defined as terms greater than 18 months
(1)
-0.5%
2.8%
6.4%
-3.1%
2.1%
4.0%
-0.4%
1.8%
4.5%
-3.8%
2.7%
5.1%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
Short End -25 Short End +100 Short End +200 Long End -100 Long End +100 Long End +200
Yield Curve Twist
9/30/14 6/30/14
-1.2%
4.7%
10.0%
14.5%
19.0%
-1.4%
4.3%
9.2%
13.2%
17.2%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Dn25 Up100 Up200 Up300 Up400
Immediate Parallel Shock
9/30/14 6/30/14

Summary
Sustainable Competitive Advantage
Premium brand built over 170 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strong leadership team
Superior asset quality
Focus on relationship-based banking
Growing loans and deposits within footprint – in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Improving profitability
Strong capital base

Appendix XXXXXXXXXXXXXXXXX

Acquired Loan Portfolio
Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical
ALLL
Accounting model is cash-flow based:
Contractual cash flows (principal & interest) less expected cash flows (principal & interest) = non-accretable difference (effectively utilized to absorb actual portfolio losses)
Expected cash flows (principal & interest) less fair value = accretable yield
Expected cash flows are regularly reassessed and compared to actual cash collections
As of 9/30/14
(in $ millions)
Carrying
Amount a, b
Carrying Amount Component b
NPLs
c
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition d
Accretable
Yield
Non-Accretable
Difference
Danvers (7/1/11) $602.3 $175.4 $9.9 $42.8 23% $27.1
Smithtown (11/30/10) 377.3 188.1 93.8 59.4 158% 129.3
Others (various dates) 200.4 49.9 16.0 14.1 113% 33.4
Total $1,180.0 $413.4 $119.7 $116.3
(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown, $1.6BN; and Danvers, $1.9BN.
(b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.
(c) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.
(d) Includes approximately $9.5MM of charge-offs applied against reserves established subsequent to acquisition.

Impact on Net Interest Margin Impact on Earnings Per Share
3Q14 Total Accretion (All interest income on acquired loans) 19 Interest Income from Amortization of Original Discount on Acq. Loan Portfolio 5.5
3Q14 Average Acquired Loan Portfolio 1,225 3Q14 Effective Tax Rate 32.5%
Effective Yield on Acquired Loan Portfolio 6.17% 3Q14 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio 3.7
Weighted Average Coupon on Acquired Loan Portfolio ¹
4.37% 3Q14 Weighted Average Shares Outstanding 298.4
Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio 1.80%
$0.01
Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio 5.5
3Q14 Average Earning Assets 30,556
Add: Average unamortized loan discount
2
143
Adjusted 3Q14 Average Earning Assets
2
30,699
Impact on Overall Net Interest Margin (bps) 7
Operating Net Interest Margin 3.05%
Adjusted Net Interest Margin 2.98%
Amortization of Original Discount on Acquired Loan Portfolio Amortization of Original Discount on Acquired Loan Portfolio
3Q14 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio
Acquired Loan Portfolio
Amortization of Original Discount on Acquired Loan Portfolio
Notes:
1. Excluding FinFed, the weighted average coupon on the acquired loan portfolio is 4.26%
2. Adjusted to include the discount on acquired loans (the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio)
$ in millions, except per share data

Allowance for Loan Losses
Originated Portfolio Coverage Detail as of September 30, 2014
(in $ millions)
0.76%
0.92%
0.00%
0.50%
1.00%
1.50%
NPLs:Loans ALLL:Loans
Commercial
Banking
0.88%
0.29%
0.00%
0.50%
1.00%
1.50%
NPLs:Loans ALLL:Loans
Retail Banking
Commercial ALLL - $166.0 million
120% of Commercial NPLs
Retail ALLL - $19.0 million
32% of Retail NPLs
Total ALLL - $185.0 million
94% of Total NPLs
0.79%
0.75%
0.00%
0.50%
1.00%
1.50%
NPLs:Loans ALLL:Loans
Total

22 Operating Dividend Payout Ratio (%) Last Five Quarters 83% 83% 86% 82% 78% 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014

Peer Group
Firm Ticker City State
1 Associated ASBC Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYCB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com XXXXXX XXXXXX XXXXXX XXXXXX XXXXXX XXXXXX XXXXXX XXXXXX XXXXX